SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 30, 2004
                                 Date of report
                        (Date of earliest event reported)


                            ZEVEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                  001-12965                 87-0462807
    -----------------------------    ---------------            ---------------
   (State of Incorporation)            (Commission              (I.R.S.Employer
                                        File Number)         Identification No.)


                             4314 Zevex Park Lane,
                           Salt Lake City, Utah 84123
                    (Address of Principal Executive Offices)


         Issuer's Telephone Number, Including Area Code: (801) 264-1001
                                                          --------------


                                      None
          (Former Name of Former Address, if Changed Since Last Report)



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Item 9. Regulation FD Disclosure

Management believes that the revenue for the first quarter 2004 will exceed the revenue calculated as follows: take 2003 total revenue, subtract the revenue for the Physical Evaluation business segment (which was sold), and divide by four. Management also believes that the quarter will be profitable.


                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 30th day of March, 2004.




                                       By: /s/ Phillip L. McStotts
                                          --------------------------------------
                                          Phillip L. McStotts
                                          Chief Financial Officer